STOCKHOLDERS EQUITY (DEFICIT)	12 Months Ended
Apr. 30, 2014
STOCKHOLDERS EQUITY (DEFICIT) [Text Block]

NOTE 4 STOCKHOLDERS’ EQUITY (DEFICIT)

The authorized capital of the Company is 1,500,000,000 common shares with a par value of $0.001 per share.

On March 12, 2013, in connection with the change in control, a former director forgave loans of $3,785 and this was recorded by the Company as contributed capital.

On July 19, 2013, the Company issued 49,330,000 shares of common stock at a price of $0.03 per share for total gross cash proceeds of $1,479,900 in a private placement transaction. The Company incurred $31,104 offering costs related to the private placement.

On March 31, 2014, the Company received written consent from the board of directors to carry out a private placement of up to 170,000,000 shares of common stock at a price of $0.07 per share for maximum gross proceeds of $11,900,000 (the “Private Placement”).